UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2012
EMRISE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2530 Meridian Parkway, Durham, NC		27713
(Address of principal executive offices)		(Zip Code)
(408) 200-3040
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On August 14, 2012, EMRISE Corporation issued a press release entitled “EMRISE Announces 2012 Second Quarter and Six-Month Financial Results.” A copy of the press release is attached hereto and incorporated by reference as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure

The disclosure contained in Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.    Description

99.1	Press Release issued by the Company entitled “EMRISE Announces 2012 Second Quarter and Six-Month Financial Results,” dated August 14, 2012.*
* Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2012		EMRISE CORPORATION

	By:	/s/ Carmine T. Oliva
Carmine T. Oliva
Chief Executive Officer

EXHIBIT INDEX

Exhibit     No.    Description

99.1	Press Release issued by the Company entitled “EMRISE Announces 2012 Second Quarter and Six-Month Financial Results,” dated August 14, 2012.*
* Filed herewith.

Exhibit 99.1

[Press Release to be inserted]

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